EXHIBIT 99.2

CELLULAR BIOMEDICINE GROUP, INC.
UNAUDITED PRE-MERGER PRO FORMA
 CONDENSED FINANCIAL STATEMENTS

The following unaudited condensed pro forma balance sheet as of December 31, 2012 and 2011 was prepared as if the merger was effective as of such date. The unaudited condensed pro forma statement of operations for the years ended December 31, 2012 and 2011, respectively was prepared as if the merger was effective on December 31, 2012. While these pro forma statements are unaudited the financial statements of the legal survivor and accounting acquirer are from the audited financial statements of each respectively.

The unaudited pro forma condensed financial statements should be read in conjunction with the notes included herein for Cellular Biomedicine Group Inc. formerly known as Eastbridge Investment Group Corporation (“CBMG,” the “Company,” “we,” “us” or “our”) and the unaudited financial statements of CBMG. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the combined enterprise after the merger of Cellular Biomedicine Group Ltd. with Eastbridge Investment Group Corporation, or of the financial position or results of operations of the combined enterprise that would have actually occurred had the merger been effected as of the dates described above. The merger will be accounted for as a reverse acquisition wherein Cellular Biomedicine Group Ltd. will be treated as the acquirer for accounting purposes since it will control the combined enterprise.

The following unaudited condensed consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles, or GAAP, and reflect the accounts and operations of the Company and its majority or wholly-owned subsidiaries, beginning with the date of their respective acquisition.  In accordance with the provisions of Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Section 810, or ASC 810, Consolidation, the Company consolidates any variable interest entity, or VIE, of which it is the primary beneficiary.  The typical condition for a controlling financial interest ownership is holding a majority of the voting interests of an entity; however, a controlling financial interest may also exist in entities, such as variable interest entities, through arrangements that do not involve controlling voting interests.  ASC 810 requires a variable interest holder to consolidate a VIE if that party has the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, and the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.  The Company does not consolidate a VIE in which it has a majority ownership interest when the Company is not considered the primary beneficiary.  The Company has determined that it is the primary beneficiary in a Variable Interest Entity.  The Company evaluates its relationships with the VIE on an ongoing basis to ensure that it continues to be the primary beneficiary.  All intercompany transactions and balances have been eliminated in consolidation.

The following pro forma financial statements have been revised and amended in presentation and in the combination accounting valuation, in accordance with ASC 805-40 “Reverse Acquisitions”.  Please see the notes to the pro forma financial statement for the specific details.

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2012

CELLULAR BIOMEDICINE GROUP INC.
UNAUDITED PRE-MERGER PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	Pre-Merger Legal Survivor EASTBRIDGE INVESTMENT GROUP CORPORATION December 31,	Pre-Merger Accounting Acquirer CELLULAR BIOMEDICINE GROUP LTD. December 31	Pro Forma Adjusting Entries			Consolidated PRO FORMA CELLULAR BIOMEDICINE GROUP INC. December 31,
	2012	2012	A)	B)	C)	2012
						(Unaudited)
Assets
Cash	$757,457	$4,144,896	-	-	-	$4,902,353
Accounts Receivable	2,646,716	20,683	(26,318)	-	-	2,641,081
Amount due from related parties	-	-	-	-	-	-
Inventory	-	37,241	-	-	-	37,241
Prepaid expenses	-	18,118	-	-	-	18,118
Other current assets	50,000	1,715,756	-	-	-	1,765,756
Total current assets	3,454,173	5,936,694	(26,318)	-	-	9,364,549
Property, plant and equipment, net	-	1,326,882	-	-	-	1,326,882
Intangibles	-	940,897	-	-	-	940,897
Goodwill	-	-	-	(2,993,519)	9,413,522	6,420,003
Investments	1,839,483	-	-	-	-	1,839,483
Other assets	-	14,802	-	-	-	14,802
Total assets	$5,293,656	$8,219,275	$(26,318)	$(2,993,519)	$9,413,522	$19,906,616
Liabilities and Stockholders' Equity
Liabilities:
Accounts payable	177,161	23,931	-	-	-	$201,092
Disputed accounts payable	194,711	-	-	(194,711)	-	-
Accrued expenses	1,153,222	451,875	(26,318)	-	-	1,578,779
Advances payable to related party	32,635	-	-	-	-	32,635
Deferred tax liability current	2,511		-	-	-	2,511
Deferred revenue	251,834	-	-	-	-	251,834
Other current liabilities	571,844	-	-	-	-	571,844
Total current liabilities	2,383,918	475,806	(26,318)	(194,711)	-	2,638,695
Deferred tax liability non-current	110,930	-	-	-	-	110,930
Total liabilities	2,494,848	475,806	(26,318)	(194,711)	-	2,749,625
Stockholders' equity:
Preferred stock series B, no par value, 50,000,000 shares	-	-	-	-	-	-
Common stock, par value $0.001, 300,000,000 shares authorized;	1,569	-	-	(1,569)	3,656	3,656
Additional paid in capital	6,330,244	14,418,709	-	(6,330,244)	9,409,866	23,828,575
Accumulated deficit	514,907	(6,736,866)	-	(514,907)	-	(6,736,866)
Accumulated other comprehensive loss	(4,047,912)	61,626	-	4,047,912	-	61,626
Total stockholders' equity	2,798,808	7,743,469	-	(2,798,808)	9,413,522	17,156,991
Total liabilities and stockholder's equity	$5,293,656	$8,219,275	$(26,318)	$(2,993,519)	$9,413,522	$19,906,616

A)       Please see the detailed notes immediately following these pro forma financial statements.
B)        Please see the detailed notes immediately  following these pro forma financial statements.
C)        Please see the detailed notes immediately following these pro forma financial statements.

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2011

CELLULAR BIOMEDICINE GROUP INC.
UNAUDITED PRE-MERGER PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	Pre-Merger Legal Survivor EASTBRIDGE INVESTMENT GROUP CORPORATION December 31,	Pre-Merger Accounting Acquirer CELLULAR BIOMEDICINE GROUP LTD. December 31,	Pro Forma Adjusting Entries			Consolidated Pro Forma CELLULAR BIOMEDICINE GROUP INC. December 31,
	2011	2011	A)	B)	D)	2011
						(Unaudited)
Assets
Cash	$602,747	$4,413,971				$5,016,718
Accounts Receivable	-	66,657				66,657
Amount due from related parties	-	1,899,715				1,899,715
Inventory	-	43,629				43,629
Prepaid expenses	-	422,569				422,569
Other current assets	-	19,392				19,392
Total current assets	602,747	6,865,933	-	-	-	7,468,680
Property, plant and equipment, net	-	523,509				523,509
Intangibles						-
Goodwill				217,306	3,732,846	3,950,152
Investments	942,483	-				942,483
Other assets	-	-				-
Total assets	$1,545,230	$7,389,442	$-	$217,306	$3,732,846	$12,884,824
Liabilities and Stockholders' Equity
Liabilities:
Accounts payable	189,296	2,923,098				$3,112,394
Disputed accounts payable	208,350	-	-	(208,350)		-
Accrued expenses	982,003	62,140				1,044,143
Advances payable to related party	115,133	5,651				120,784
Deferred taxliability current	-	-				-
Deferred revenue	376,104	-				376,104
Other current liabilities	100,000	-				100,000
Total current liabilities	1,970,886	2,990,889	-	(208,350)	-	4,753,425

Deferred taxliability non-current	-	-				-
Total liabilities	1,970,886	2,990,889	-	(208,350)	-	4,753,425

Stockholders equity:
Preferred stock series B, no par value, 50,000,000 shares	-	-				-
Common stock, par value $0.001, 300,000,000 shares authorized;	1,546	-		(1,546)	1,389	1,389
Additional paid in capital	6,188,505	5,502,347		(6,188,505)	3,731,457	9,233,804
Accumulated deficit	(6,592,860)	(1,151,715)		6,592,860		(1,151,715)
Accumulated other comprehensive loss	(22,847)	47,921		22,847		47,921
Total stockholders' equity	(425,656)	4,398,553	-	425,656	3,732,846	8,131,399
Total liabilities and stockholder's equity	$1,545,230	$7,389,442	$-	$217,306	$3,732,846	$12,884,824

A) Please see the detailed notes immediately following these pro forma financial statements.
B) Please see the detailed notes immediately  following these pro forma financial statements.
C) Please see the detailed notes immediately  following these pro forma financial statements.

A)
In accordance with the Principles of Consolidation guidance under ASC 810 “Consolidation” we have eliminated the accounts receivable and accounts payable between EastBridge and Cellular Biomedicine Group Ltd. (BVI) in the amount of $26,318.

B)
As of February 6, 2013, EastBridge Investment Group Corp. merged with Cellular Biomedicine Group, Ltd. (BVI), with Cellular Biomedicine Group, Ltd. (BVI) being the accounting acquirer thus resulting in a reverse merger for accounting purposes.  After consummation of this transaction, the then current Company stockholders retained approximately 30% of the Company on a fully-diluted basis.  The Company has accounted for the merger as a business purchase (per ASC 805-40-25-1.A “Reverse Acquisitions”) of EastBridge by Cellular Biomedicine Group Ltd. (BVI).

Per this guidance we have eliminated the equity section of the balance sheet of Eastbridge and adjusted the assets and liabilities of EastBridge to Fair Market Value, offset to goodwill.  This offset is following the same ASC guidance as it relates to the reverse merger of two qualified businesses.

C)
The purchase price of $21,921,228 equal to the fair value (based on the OTCQB quoted price of $6.00/share) of the shares of the Company issued to the stockholders of Cellular Biomedicine Group Ltd. (BVI) (approximately 3,654,147 shares).  Upon subsequent review of ASC 805-40-55 Reverse Acquisitions - Implementation Guidance and Illustration, it was determined that the quoted market price of EastBridge was much more reliable than of Cellular Biomedicine Group Ltd. (BVI) and that the purchase price is $9,781,794 equal to the fair value (based on the OTCQB quoted price of $6.00/share) of the shares retained by the then current Company stockholders (approximately 1,630,299 shares).

At the date of merger approximately 1,568,920 shares were outstanding and held by shareholders of EastBridge.  Using the OTCQB Quoted value at the date of merger (OTCQB Quoted price of $6.00/share) this represents a value of approximately $9,413,522 for the shares needed to be issued to the shareholders of Cellular Biomedicine Group Ltd. (BVI).

Also, per ASC 805-40 the 2011 presentation is the adjusted value based on the equity of Cellular Biomedicine Group Ltd. (BVI).

Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2012

CELLULAR BIOMEDICINE GROUP INC.
UNAUDITED PRE-MERGER PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Pre-Merger Legal Survivor EASTBRIDGE	Pre-Merger Accounting Acquirer		Consolidated Pro Forma
	INVESTMENT	CELLULAR		CELLULAR
	GROUP	BIOMEDICINE	Pro Forma	BIOMEDICINE
	CORPORATION	GROUP LTD.	Adjustment	GROUP INC.
	2012	2012	D)	2012
				(Unaudited)
Revenues	$9,368,771	$273,620	$(700,000)	$8,942,391
Cost of services	-	194,264	-	194,264
Gross profit	9,368,771	79,356	(700,000)	8,748,127
Operating expenses:
General and administrative	1,275,570	2,009,078	(700,000)	2,584,648
Selling and marketing	94,435	471,420	-	565,855
Research and development	-	3,214,289	-	3,214,289
Total operating expenses	1,370,005	5,694,787	(700,000)	6,364,792
Operating income (loss)	7,998,766	(5,615,431)	-	2,383,335
Other (income) expense
Interest expense	58	-	-	58
Interest income	(182)	(1,788)	-	(1,970)
Gain on extinguishment of debt	(6,128)	-	-	(6,128)
Other (income) expense	(1,465,987)	(28,492)	-	(1,494,479)
Total other (income) expense	(1,472,239)	(30,280)	-	(1,502,519)
Income (loss) before taxes	9,471,005	(5,585,151)	-	3,885,854
Income tax benefit (provision)	(113,550)	-	-	(113,550)
Net income (loss)	$9,357,455	$(5,585,151)	$-	$3,772,304

D) In accordance with the Principles of Consolidation guidance under ASC 810 "Consolidation" there was a consolidating entry resulting in an elimination of $700,000 received by Eastbridge as partial merger consideration. Such amount was recorded as revenue by Eastbridge during the merger process with CBMG LTD, and upon consolidation of the two entities needed to be excluded from the consolidated income statement. No such transactions existed in the year ended December 31, 2011.

Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2011

CELLULAR BIOMEDICINE GROUP INC.
UNAUDITED PRE-MERGER PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Pre-Merger Legal Survivor EASTBRIDGE INVESTMENT GROUP CORPORATION	Pre-Merger Accounting Acquirer CELLULAR BIOMEDICINE GROUP LTD.	Pro Forma Adjustment	Consolidated Pro Forma CELLULAR BIOMEDICINE GROUP INC.
	2011	2011	D)	2011
				(Unaudited)

Revenues	$35,500	$198,489		$233,989
Cost of services	-	99,694		99,694
Gross profit	35,500	98,795		134,295
Operating expenses:
General and administrative	1,219,882	846,317		2,066,199
Selling and marketing	102,479	140,728		243,207
Research and development	-	228,462		228,462
Total operating expenses	1,322,361	1,215,507		2,537,868
Operating income (loss)	(1,286,861)	(1,116,712)		(2,403,573)
Other (income) expense
Interest expense	9,871	-		9,871
Interest income	-	(1,457)		(1,457)
Gain on extinguishment of debt	(52,688)	-		(52,688)
Other (income) expense	(477,630)	42,106		(435,524)
Total other (income) expense	(520,447)	40,649		(479,798)
Income (loss) before taxes	(766,414)	(1,157,361)		(1,923,775)
Income taxbenefit (provision)	-	-		-
Net income (loss)	$(766,414)	$(1,157,361)		$(1,923,775)

D)
In accordance with the Principles of Consolidation guidance under ASC 810 “Consolidation” there was a consolidating entry resulting in an elimination of $700,000 received by Eastbridge as partial merger consideration. Such amount was recorded as revenue by EastBridge during the merger process with CBMG LTD, and upon consolidation of the two entities needed to be excluded from the consolidated income statement.  No such transactions existed in the year ended December 31, 2011.

NOTES TO THE CONDENSED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                As a result of the merger, Cellular Biomedicine Group Ltd. (BVI) became the wholly-owned subsidiary of the registrant (formerly Eastbridge Investment Group Corporation) and the security holders of Cellular Biomedicine Group Ltd. (BVI) received an aggregate of approximately 3,639,000 shares of common stock. As a result of the merger and the issuance of stock to the security holders of Cellular Biomedicine Group Ltd. (BVI), the former security holders of Cellular Biomedicine Group Ltd. (BVI) held approximately 70% of the registrant's outstanding common stock immediately after the merger. Accounting principles generally accepted in the United States generally require that a company whose security holders retain the majority voting interest in the combined business be treated as the acquirer for financial reporting purposes. The acquisition will be accounted for as a reverse acquisition whereby Cellular Biomedicine Group Ltd. (BVI) was deemed to be the “accounting acquirer.”

As of December 31, 2012, EastBridge had an outstanding amount due from Cellular Biomedicine Group Ltd. (BVI), related to merger negotiation expenses in the amount of $26,318.  Correspondingly Cellular Biomedicine Group Ltd. (BVI), had an accounts payable in the same amount.  Per the  Principles of Consolidation guidance under ASC 810 “Consolidation” we are eliminating these entries from each when presenting the consolidated pro-forma financial information.  In addition to the amounts on the balance sheet EastBridge received $700,000 as partial merger consideration, which is being eliminated when presenting consolidated pro-forma information.

A)
In accordance with the Principles of Consolidation guidance under ASC 810 “Consolidation” we have eliminated the accounts receivable and accounts payable between EastBridge and Cellular Biomedicine Group Ltd. (BVI) in the amount of $26,318.

B)
As of February 6, 2013, EastBridge Investment Group Corp. merged with Cellular Biomedicine Group, Ltd. (BVI), with Cellular Biomedicine Group, Ltd. (BVI) being the accounting acquirer thus resulting in a reverse merger for accounting purposes.  After consummation of this transaction, the then current Company stockholders retained approximately 30% of the Company on a fully-diluted basis.  The Company has accounted for the merger as a business purchase (per ASC 805-40-25-1.A “Reverse Acquisitions”) of EastBridge by Cellular Biomedicine Group Ltd. (BVI).

Per this guidance we have eliminated the equity section of the balance sheet of Eastbridge and adjusted the assets and liabilities of EastBridge to Fair Market Value, offset to goodwill.  This offset is following the same ASC guidance as it relates to the reverse merger of two qualified businesses.

C)
The purchase price of $21,921,228 equal to the fair value (based on the OTCQB quoted price of $6.00/share) of the shares of the Company issued to the stockholders of Cellular Biomedicine Group Ltd. (BVI) (approximately 3,654,147 shares).  Upon subsequent review of ASC 805-40-55 Reverse Acquisitions - Implementation Guidance and Illustration, it was determined that the quoted market price of EastBridge was much more reliable than of Cellular Biomedicine Group Ltd. (BVI) and that the purchase price is $9,781,794 equal to the fair value (based on the OTCQB quoted price of $6.00/share) of the shares retained by the then current Company stockholders (approximately 1,630,299 shares).

At the date of merger approximately 1,568,920 shares were outstanding and held by shareholders of EastBridge.  Using the OTCQB Quoted value at the date of merger (OTCQB Quoted price of $6.00/share) this represents a value of approximately $9,413,522 for the shares needed to be issued to the shareholders of Cellular Biomedicine Group Ltd. (BVI).

D)
 In accordance with the Principles of Consolidation guidance under ASC 810 “Consolidation” there was a consolidating entry resulting in an elimination of $700,000 received by Eastbridge as partial merger consideration. Such amount was recorded as revenue by EastBridge during the merger process with Cellular Biomedicine Group Ltd. (BVI), and upon consolidation of the two entities needed to be excluded from the consolidated income statement.  No such transactions existed in the year ended December 31, 2011.